UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                 August 14, 2002
                Date of Report (Date of earliest event reported)

                           NEWMONT MINING CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                                                  84-1611629
        Delaware                       011-31240                (IRS Employer
(State of Incorporation)        (Commission File Number)     Identification No.)

                               1700 Lincoln Street
                             Denver, Colorado 80203
                     (Address of Principal Executive Office)

                                 (303) 863-7414
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)



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Item 7. EXHIBITS

(c)  Exhibits.

          The following exhibits are furnished as part of this report to the extent described in Item 9.


Exhibit No.                   Description

99.1 Certification of Wayne W. Murdy, Chairman of the Board and Chief Executive Officer of Newmont Mining Corporation, filed with the Secretary of the Securities and Exchange Commission on August 14, 2002 pursuant to Order No. 4-460.

99.2 Certification of Bruce D. Hansen, Senior Vice President and Chief Financial Officer of Newmont Mining Corporation, filed with the Secretary of the Securities and Exchange Commission on August 14, 2002 pursuant to Order No. 4-460.



Item 9. REGULATION FD DISCLOSURE

          On August 14, 2002, Wayne W. Murdy, Chairman of the Board and Chief Executive Officer of Newmont Mining Corporation (the "Company"), and Bruce D. Hansen, Senior Vice President and Chief Financial Officer of the Company, filed certifications with the Secretary of the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Order No. 4-460 (the "Order"). Both certifications conformed exactly to the form prescribed by the Commission in Exhibit A to the Order, without qualification or modification. Copies of the certifications are attached as Exhibits 99.1 and 99.2 to this report.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEWMONT MINING CORPORATION


DATE:  August 14, 2002        By:    /s/ Bruce D. Hansen
                                   --------------------------------------------
                                    Name:   Bruce D. Hansen
                                    Title:  Senior Vice President and Chief
                                              Financial Officer



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